UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act File Number: 811-21185

T. Rowe Price Inflation Protected Bond Fund, Inc.

(Exact name of registrant as specified in charter)

100 East Pratt Street, Baltimore, MD 21202

(Address of principal executive offices)

David Oestreicher
100 East Pratt Street, Baltimore, MD 21202

(Name and address of agent for service)

Registrant’s telephone number, including area code: (410) 345-2000

Date of fiscal year end: May 31

Date of reporting period: May 31, 2015

Item 1. Report to Shareholders

Inflation Protected Bond Fund	May 31, 2015

The views and opinions in this report were current as of May 31, 2015. They are not guarantees of performance or investment results and should not be taken as investment advice. Investment decisions reflect a variety of factors, and the managers reserve the right to change their views about individual stocks, sectors, and the markets at any time. As a result, the views expressed should not be relied upon as a forecast of the fund’s future investment intent. The report is certified under the Sarbanes-Oxley Act, which requires mutual funds and other public companies to affirm that, to the best of their knowledge, the information in their financial reports is fairly and accurately stated in all material respects.

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Manager’s Letter

Fellow Shareholders

U.S. Treasury inflation protected securities (TIPS) were mostly flat in the last six months but produced negative returns in the one-year period ended May 31, 2015. Inflation readings in the U.S. and other developed economies were very low at times over the last year—in some cases, below 0%, due mostly to a steep drop in oil and imported goods prices in the second half of 2014. To suppress interest rates, encourage economic growth, and stoke inflation, central banks in Europe and Japan ramped up their stimulus efforts by purchasing sovereign debt. Coupled with decelerating growth in emerging countries and expectations for short-term U.S. interest rates to begin rising in 2015, these overseas deflation-fighting efforts contributed to a significant strengthening of the U.S. dollar versus most other currencies, which tempers domestic inflation by reducing import prices.

Scant real (inflation-adjusted) yields offered by TIPS did little to offset the weakness in inflation. Real yields on TIPS were little changed and marginally above 0% among longer-term securities over the last year, whereas intermediate-term real yields increased somewhat but generally stayed below 0%. By comparison, nominal yields on long-term, fixed rate Treasuries fell in response to strong investor demand for U.S. government bonds. Despite remaining at or near historically low levels, yields on nominal Treasuries compared favorably to the paltry rates being offered on other developed market sovereign debt, which had been driven to artificially low levels by massive central bank easing programs. While U.S. nominal yields rebounded sharply from their lowest levels in recent months, they finished the 12-month period modestly lower. Short-term Treasury note yields increased over the last year, which is not unusual prior to the onset of a Fed tightening cycle.

What Rising Rates Mean for Bonds

After benefiting from a prolonged period of falling interest rates, many bond investors are concerned that a new era of rising rates is at hand. Whether this is so is far from certain—rates have defied the expectations of many by remaining very low even as the economy has improved, and they may stay below long-term averages for some time to come. Nevertheless, investors should be aware of the risks of investing in bonds, including the risk that interest rates will increase and weigh on bond prices.

Importantly, investors also need to understand that not all bonds or bond funds respond uniformly in such an environment. In particular, the duration of a bond or bond fund, which is tied in part to its maturity, provides important clues about how the asset will perform when rates change. Also, some bond sectors and bonds of varying quality are better insulated from rate changes and may even perform well as rates rise.

A bond fund's weighted average effective duration (shown in the Portfolio Characteristics table) is the most precise indicator of how the fund will respond to rising rates. If a bond fund has a duration of 5.3 years, for example, the fund's net asset value (NAV) would be expected to fall about 5.3% in value for every 1% rise in rates. Even this is only part of the picture, however—rising rates will also generally mean higher dividends per share as the fund invests in new, higher-yielding bonds. As a result, the fund's total return (change in NAV plus dividend income) is unlikely to fall as steeply as the duration indicates.

Generally, bond funds with a shorter weighted average maturity—in other words, those with holdings that come due sooner—have lower durations and should fare better than funds with longer average maturities when rates rise. This is because investors in the bonds will not be locked into lower yields, or coupon payments, for long. When shareholders are returned their principal, they can reinvest at a higher yield. Indeed, for investors in a bond fund with a low duration and weighted average maturity, higher rates can mean an increase in income potential.

Some fixed income sectors offer an added degree of protection from rising rates. Floating rate funds invest in bank loans where the interest rate on the loan is periodically reset, meaning that investors face very little interest rate risk. However, the bank debt usually has a credit profile that is below investment quality, which means these securities have greater exposure to default risk. Mortgage-backed securities typically fare better than other bonds of similar maturity when rates rise modestly, as fewer homeowners will refinance and pay off their loans early.

In addition, lower-quality bonds with a price that is highly sensitive to the issuer's credit rating (shown in the Quality Diversification exhibit) may perform better as rates increase. Rising rates often accompany a strengthening economy, which can lead to credit upgrades for lower-rated issuers. Also, the higher yields offered by lower-quality bonds provide an additional cushion to total return if bond prices fall as interest rates increase. However, lower-quality bonds are generally exposed to greater credit risk than other bonds because the securities carry a higher risk of default.

PERFORMANCE AND PORTFOLIO REVIEW

Your fund returned -0.11% in the last six months and -0.71% for the 12-month period ended May 31, 2015. As shown in the Performance Comparison table on page 1, the fund held up better than its Lipper peer group average but narrowly trailed the Barclays U.S. TIPS Index in both periods.

As of May 31, 2015, about 88% of fund assets were invested in TIPS. The focus of this allocation was in longer-term TIPS, which continue to offer positive, albeit low, real yields. Another factor favoring long-term TIPS is that inflation expectations reflected in this segment of the market tend to be less volatile than such expectations among shorter-term TIPS. In addition, because TIPS with maturities of seven years or less had negative real yields for most of our fiscal year, we kept our exposure to these securities relatively low. Nevertheless, TIPS generally underperformed traditional fixed income securities with comparable maturities over the last year due to soft inflation expectations.

Generating income in an environment of low to negative real yields and falling inflation was challenging for strategies such as ours. Our ability to invest in so-called “spread sectors,” which are fixed income segments that yield more than government bonds but are not indexed to inflation, proved beneficial over the last year. Specifically, our positions in commercial mortgage-backed securities (CMBS), investment-grade corporate bonds, and asset-backed securities (ABS) helped our relative performance and generated income. Many of our spread sector holdings have shorter-term maturities. Strong demand for securities with attractive yields in an environment of firming economic growth, very low Treasury interest rates, and an improving commercial real estate market were among the factors that lifted these segments and helped them outperform TIPS with comparable maturities.

By favoring securities with maturities at the extremes of the yield curve (i.e., long-term TIPS and short-term fixed rate securities), we kept the portfolio structured like a barbell for most of the last year. Such positioning benefited from a flatter real yield curve and helped our relative performance. However, the portfolio’s overall duration (a measure of its interest rate sensitivity) was shorter than that of the benchmark for most of our fiscal year, which hurt performance.

Toward the end of our fiscal year, we reduced the portfolio’s longer-duration exposure in favor of intermediate-term TIPS. As oil prices and inflation expectations rebounded, the 10-year TIPS breakeven spread rose to a more fairly valued level. Indications that the Fed would delay the widely expected June “liftoff” in rates until later in 2015 prompted us to position the portfolio for a steepening of the real yield curve.

To further diversify the portfolio and to benefit from inflation trends elsewhere, we periodically invest in non-U.S. inflation-indexed bonds. In most cases, they also offer higher yields than comparable TIPS. Over the past year, we employed such strategies, but with mixed success. Our investments in inflation-linked Mexican and, to a lesser extent, Brazilian securities, for example, helped our results over the last year. Broad dollar strength, however, mitigated much of the benefit of holding higher-yielding instruments, and, in total, we have little to show for the effort in terms of performance.

Regarding the fund’s income: You may have noticed that the fund paid virtually no dividend income to shareholders over the last year. The fund’s SEC yield has been at or slightly below 0% for most of our fiscal year. (Please see the Portfolio Characteristics table.) A major reason for this is that TIPS typically have lower yields than conventional Treasuries, whose yields are already very low. Falling consumer prices for a portion of our reporting period actually reversed inflation accretion as a source of income. Another factor is that when we calculate the fund’s yield, we do not adjust it for anticipated inflation. As you know, inflation readings fluctuate from month to month, and inflation cannot be projected into the future precisely enough to be included in the yield calculation. While some fund companies may choose to incorporate an inflation projection when calculating the yield on their inflation protected bond funds, we do not because we prefer to be conservative with our accounting practices.

ECONOMY AND INTEREST RATES

Although the U.S. economy contracted at an annualized rate of 0.7% in the first quarter of 2015, according to the most recent estimates, U.S. economic growth has been relatively strong over the last year compared with growth in developed Asian and European countries. The first-quarter contraction was attributable to transitory factors, such as harsh winter weather, a stronger dollar, a West Coast ports strike, and plunging oil prices in the second half of 2014. We believe the economy is bouncing back in the current quarter, as evidenced by increased consumer spending, a pickup in exports, greater business fixed investment outside of the oil drilling industry, and solid jobs and income growth.

Nominal interest rates on conventional Treasury securities with intermediate- and long-term maturities decreased over the last year, as shown in the Interest Rate Levels graph, in part because of low inflation as well as strong demand for sovereign debt with attractive yields relative to very low government bond yields in Japan and Europe. However, longer-term nominal rates have been rising since the early part of 2015, as deflation concerns in Europe are abating—resulting in a sharp bounce in eurozone bond yields—and as oil prices have risen sharply from lows reached in the first quarter of 2015.

For example, the 10-year Treasury note yield fell from 2.48% at the end of May 2014 to 1.68% at the end of January 2015, then climbed to 2.12% at the end of our reporting period. Five-year Treasury yields were little changed over the last year; they fell from 1.54% one year ago to 1.18% at the end of January, then climbed to 1.49% by the end of May 2015. In contrast, real yields on 10-year TIPS actually rose six basis points, from 0.26% to 0.32%, over the last year, while real yields on five-year TIPS increased 32 basis points, from -0.47% to -0.15%. (One hundred basis points equal one percentage point.)

We can get a good idea of the market’s inflation expectations by comparing the yield of inflation protected and conventional Treasury securities with comparable maturities. For example, if a 10-year TIPS and a conventional 10-year Treasury note were both yielding 4.00%, we can assume that the inflation expectations over the next decade would be near zero.

While long-term inflation expectations were essentially stable in the last six months, they are lower than they were one year ago due to slowing global growth, a stronger dollar, and lower oil prices. At the end of May 2015, the difference between a 10-year TIPS yielding 0.32% and a conventional 10-year Treasury note yielding 2.12% was 180 basis points versus 179 basis points six months ago and 222 basis points one year ago. For TIPS investors, an environment of falling long-term inflation expectations is difficult. Unless actual inflation exceeds expectations, investors capture little from owning inflation protection relative to comparable Treasuries as we have seen over the last year.

OUTLOOK

After experiencing falling inflation for parts of 2014, the TIPS market now expects moderate inflation going forward. While such views may capture the current environment, they hardly allow for the possibility of an unexpected increase in inflation. The consumer price index (CPI), which is the basis of inflation adjustments to TIPS, was unchanged (i.e., it increased 0.0%) in the 12 months ended May 2015. This is well below the Fed’s 2.0% long-term inflation target. Core inflation, however, has remained just below 2.0%, and energy prices have stabilized. The U.S. economy is still growing, wage growth is picking up, and lower energy costs are benefiting consumers and many businesses. While energy prices have risen from lows earlier this year, they could become volatile again depending on global economic growth and supply/demand, which could, in turn, cause larger fluctuations in monthly inflation readings and greater volatility in the TIPS market, especially among short-term TIPS.

Unfortunately, the real yields on TIPS, like many fixed income securities caught in the grip of the Fed’s current zero interest rate policy, are hardly compelling. With real yields on seven-year and shorter-term TIPS below 0%, investors effectively remain willing to pay a premium to receive inflation protection over the next few years. As for longer maturities, the low positive 10- and 30-year TIPS real yields reflect a fairly muted economic growth outlook. We would expect TIPS to remain in a challenging environment if the economic recovery accelerates unexpectedly or if the general level of interest rates moves sharply higher.

As we write this letter, the financial markets are watching closely for clear signals—namely economic and inflation data and pronouncements from Fed officials—that the central bank is about to start raising short-term interest rates. Rate hikes seem likely to begin later this year. The challenge for the Fed as it normalizes monetary policy will be to determine the appropriate pace, timing, and magnitude of rate increases so as to not stifle the improving economy. We believe that the Fed may be willing to tolerate higher inflation and thus restrain its rate hikes so that the economic recovery continues. This would be a supportive environment for TIPS. On the other hand, if the Fed starts raising nominal interest rates aggressively, real rates will increase also, and the environment for TIPS will be more difficult. For the time being, we remain overweight in the intermediate portion of the real yield curve given the recent positive momentum behind headline inflation.

In addition, we will look for other investment opportunities to help diversify the portfolio and offset the risk of rising real yields. These include high-quality U.S. corporate bonds and other fixed income securities with yields that are attractive relative to nominal Treasuries and TIPS with comparable maturities. When appropriate, we will also invest in nominal or inflation-indexed non-U.S. bonds or currencies to take advantage of favorable inflation, interest rate, or currency trends in other countries.

Thank you for investing with T. Rowe Price.

Respectfully submitted,

Daniel O. Shackelford
Chairman of the fund’s Investment Advisory Committee

June 18, 2015

The committee chairman has day-to-day responsibility for managing the portfolio and works with committee members in developing and executing the fund’s investment program.

RISKS OF INVESTING IN THE FUND

Bonds are subject to interest rate risk, the decline in bond prices that usually accompanies a rise in interest rates, and credit risk, the chance that any fund holding could have its credit rating downgraded or that a bond issuer will default (fail to make timely payments of interest or principal), potentially reducing the fund’s income level and share price.

During periods of extremely low or negative interest rates, the fund may not be able to maintain a positive yield or yields on par with historical levels. However, because most of the fund’s holdings typically have an inflation adjustment feature, the fund should have less overall interest rate risk (but also a lower yield) than a traditional bond fund with a similar weighted average maturity.

When inflation is negative or concerns over inflation are low, the value and income of the fund’s investments in inflation-linked securities could fall and result in losses for the fund. During some extreme environments, the quoted yield-to-maturity on an inflation-linked security may be negative. This may reflect that the rate of inflation is anticipated to be higher than the quoted yield-to-maturity of the bond or that market participants are willing to pay a premium to receive inflation protection.

The fund’s investments in foreign securities may be adversely affected by political, social, and economic conditions overseas; reduced liquidity; or decreases in foreign currency values relative to the U.S. dollar.

GLOSSARY

Barclays U.S. TIPS Index: An unmanaged index that consists of inflation protected securities issued by the U.S. Treasury.

Basis point: One one-hundredth of a percentage point, or 0.01%.

Breakeven spread: The difference between the nominal yield on a fixed rate security, such as a Treasury bond, and the real (inflation-adjusted) yield on an inflation-linked bond, such as a TIPS, with the same maturity. If inflation over a certain period of time is higher than what the market expects—as implied by the breakeven spread—the inflation-linked investment should outperform the fixed rate bond. If inflation over a certain period of time is lower than what the breakeven spread implies, the fixed rate bond should outperform the inflation-linked bond.

Commercial mortgage-backed securities: Bonds backed by loans on commercial rather than residential properties.

Consumer price index: A measure of the average change over time in the prices paid by urban consumers for a representative basket of goods and services.

Duration: A measure of a bond fund’s sensitivity to changes in interest rates. For example, a fund with a five-year duration would fall about 5% in response to a one-percentage-point rise in interest rates, and vice versa.

Gross domestic product (GDP): The total market value of all goods and services produced in a country in a given year.

Lipper average: The averages of available mutual fund performance returns for specified time periods in categories defined by Lipper Inc.

Nominal interest rate: The stated rate of interest offered by a fixed income security.

Real interest rate: The excess of the current interest rate over the current inflation rate.

SEC yield (30-day): A method of calculating a fund’s yield that assumes all portfolio securities are held until maturity. Yield will vary and is not guaranteed.

Treasury inflation protected securities (TIPS): Income-generating bonds that are issued by the federal government and whose interest and principal payments are adjusted for inflation. The inflation adjustment, which is typically applied monthly to the principal of the bond, follows a designated inflation index, such as the consumer price index.

Weighted average maturity: A measure of a fund’s interest rate sensitivity. In general, the longer the average maturity, the greater the fund’s sensitivity to interest rate changes. The weighted average maturity may take into account the interest rate readjustment dates for certain securities. Money funds must maintain a weighted average maturity of less than 60 days.

Yield curve: A graph depicting the relationship between yields and maturity dates for a set of similar securities. These curves are in constant flux. One of the key activities in managing any fixed income portfolio is to study the trends reflected by yield curves.

Performance and Expenses

Growth of $10,000

This chart shows the value of a hypothetical $10,000 investment in the fund over the past 10 fiscal year periods or since inception (for funds lacking 10-year records). The result is compared with benchmarks, which may include a broad-based market index and a peer group average or index. Market indexes do not include expenses, which are deducted from fund returns as well as mutual fund averages and indexes.

Fund Expense Example

As a mutual fund shareholder, you may incur two types of costs: (1) transaction costs, such as redemption fees or sales loads, and (2) ongoing costs, including management fees, distribution and service (12b-1) fees, and other fund expenses. The following example is intended to help you understand your ongoing costs (in dollars) of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the most recent six-month period and held for the entire period.

Actual Expenses
The first line of the following table (Actual) provides information about actual account values and expenses based on the fund’s actual returns. You may use the information on this line, together with your account balance, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number on the first line under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes
The information on the second line of the table (Hypothetical) is based on hypothetical account values and expenses derived from the fund’s actual expense ratio and an assumed 5% per year rate of return before expenses (not the fund’s actual return). You may compare the ongoing costs of investing in the fund with other funds by contrasting this 5% hypothetical example and the 5% hypothetical examples that appear in the shareholder reports of the other funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

Note: T. Rowe Price charges an annual account service fee of $20, generally for accounts with less than $10,000. The fee is waived for any investor whose T. Rowe Price mutual fund accounts total $50,000 or more; accounts electing to receive electronic delivery of account statements, transaction confirmations, prospectuses, and shareholder reports; or accounts of an investor who is a T. Rowe Price Preferred Services, Personal Services, or Enhanced Personal Services client (enrollment in these programs generally requires T. Rowe Price assets of at least $100,000). This fee is not included in the accompanying table. If you are subject to the fee, keep it in mind when you are estimating the ongoing expenses of investing in the fund and when comparing the expenses of this fund with other funds.

You should also be aware that the expenses shown in the table highlight only your ongoing costs and do not reflect any transaction costs, such as redemption fees or sales loads. Therefore, the second line of the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. To the extent a fund charges transaction costs, however, the total cost of owning that fund is higher.

Financial Highlights

For a share outstanding throughout each period

	Year Ended 5/31/15	5/31/14	5/31/13	5/31/12	5/31/11
NET ASSET VALUE					
Beginning of period	$ 12.61	$ 12.98	$ 13.49	$ 12.45	$ 11.82
Investment activities					
Net investment income[1]	0.07[2]	0.24[2]	0.23[2]	0.38[2]	0.43[2]
Net realized and unrealized gain / loss	(0.17)	(0.29)	(0.45)	1.08	0.48
Total from investment activities	(0.10)	(0.05)	(0.22)	1.46	0.91
Distributions					
Net investment income	–[3]	(0.09)	(0.07)	(0.10)	(0.14)
Net realized gain	(0.51)	(0.23)	(0.22)	(0.32)	(0.14)
Total distributions	(0.51)	(0.32)	(0.29)	(0.42)	(0.28)
NET ASSET VALUE					
End of period	**$ 12.00**	**$ 12.61**	**$ 12.98**	**$ 13.49**	**$ 12.45**

Ratios/Supplemental Data

Total return[4]	**(0.71)%[2]**	**(0.29)%[2]**	**(1.75)%[2]**	**11.90%[2]**	**7.80%[2]**
Ratio of total expenses to average net assets	0.50%[2]	0.50%[2]	0.50%[2]	0.50%[2]	0.50%[2]
Ratio of net investment income to average net assets	0.57%[2]	1.97%[2]	1.67%[2]	2.91%[2]	3.53%[2]
Portfolio turnover rate	178.2%	28.5%	15.3%	7.0%	18.0%
Net assets, end of period (in thousands)	$ 376,865	$ 348,306	$ 495,496	$ 548,467	$ 387,377

(1) Per share amounts calculated using average shares outstanding method.

(2) Excludes expenses in excess of a 0.50% contractual expense limitation in effect through 9/30/16.

(3) Amounts round to less than $0.01 per share.

(4) Total return reflects the rate that an investor would have earned on an investment in the fund during each period, assuming reinvestment of all distributions.

The accompanying notes are an integral part of these financial statements.

PORTFOLIO OF INVESTMENTS ‡

(Amounts in 000s)

	Par/Shares	$ Value
CORPORATE BONDS 3.8%		
FINANCIAL INSTITUTIONS 2.1%		
Banking 2.1%		
American Express, 1.55%, 5/22/18	1,115	1,111
Bank of America, 1.70%, 8/25/17	1,000	1,003
Bank of America, 1.75%, 6/5/18	950	949
BPCE, 1.625%, 1/26/18	250	251
Discover Financial Servicers, 6.45%, 6/12/17	300	328
JPMorgan Chase, 1.35%, 2/15/17	500	502
JPMorgan Chase, 2.00%, 8/15/17	1,345	1,364
Morgan Stanley, 1.75%, 2/25/16	1,300	1,309
Regions Financial, 2.00%, 5/15/18	1,000	999
Synchrony Financial, 1.875%, 8/15/17	215	215
Total Financial Institutions		8,031
INDUSTRIAL 1.7%		
Communications 0.3%		
Verizon Communications, 2.625%, 2/21/20	1,122	1,131
		1,131
Consumer Cyclical 0.6%		
Carnival, 1.20%, 2/5/16	520	521
CVS Caremark, 1.20%, 12/5/16	470	472
Volkswagen Group America, 1.25%, 5/23/17 (1)	1,050	1,053
Walgreens Boots Alliance, 1.75%, 11/17/17	195	196
		2,242
Consumer Non-Cyclical 0.6%		
Actavis Funding SCS, 2.35%, 3/12/18	1,000	1,012
Thermo Fisher Scientific, 1.30%, 2/1/17	555	555
Whirlpool, 1.35%, 3/1/17	185	185

Wrigley, 1.40%, 10/21/16 (1)	515	517
		2,269
Energy 0.2%		
Cameron International, 1.15%, 12/15/16	155	154
Columbia Pipeline, 2.45%, 6/1/18 (1)	435	439
		593
Transportation 0.0%		
ERAC USA Finance, 6.375%, 10/15/17 (1)	140	156
		156
Total Industrial		6,391
Total Corporate Bonds (Cost $14,387)		14,422
ASSET-BACKED SECURITIES 2.9%		
Car Loan 0.7%		
AmeriCredit Automobile Receivables Trust Series 2014-2, Class B 1.60%, 7/8/19	230	230
Capital Auto Receivables Asset Trust Series 2014-1, Class A3 1.32%, 6/20/18	465	467
Capital Auto Receivables Asset Trust Series 2014-2, Class A3 1.26%, 5/21/18	950	953
Exeter Auto Receivables Trust Series 2014-2A, Class A 1.06%, 8/15/18 (1)	45	45
Volkswagen Credit Auto Master Trust Series 2014-1A, Class A2 1.40%, 7/22/19 (1)	555	557
Wheels SPV Series 2014-1A, Class A2 0.84%, 3/20/23 (1)	178	178

World Omni Auto Lease Securitization Trust Series 2014-A, Class A4 1.37%, 1/15/20	140	141
		2,571
Other Asset-Backed Securities 1.9%		
Ascentium Equipment Receivables Series 2015-1A, Class A2 1.15%, 7/10/17 (1)	660	661
CCG Receivables Trust Series 2014-1, Class A2 1.06%, 11/15/21 (1)	221	222
CKE Restaurants Series 2013-1A, Class A2 4.474%, 3/20/43 (1)	980	1,006
DB Master Finance Series 2015-1A, Class A2I 3.262%, 2/20/45 (1)	633	639
Diamond Resorts Owner Trust Series 2013-2, Class A 2.27%, 5/20/26 (1)	487	489
Diamond Resorts Owner Trust Series 2014-1, Class A 2.54%, 5/20/27 (1)	534	536
Elara HGV Timeshare Issuer Series 2014-A, Class A 2.53%, 2/25/27 (1)	321	320
Hilton Grand Vacation Trust Series 2014-AA, Class A 1.77%, 11/25/26 (1)	377	374
Marriott Vacation Club Owner Trust Series 2014-1A, Class A 2.25%, 9/22/31 (1)	155	155
MMAF Equipment Finance Series 2014-AA, Class A4 1.59%, 2/8/22 (1)	720	718
Sierra Receivables Funding Series 2014-3A, Class A 2.30%, 10/20/31 (1)	425	428

Sierra Receivables Funding Series 2015-1A, Class A 2.40%, 3/22/32 (1)	859	862
Wendy's Funding Series 2015-1A, Class A2I 3.371%, 6/15/45 (1)	880	883
		7,293
Whole Business 0.3%		
Dominos Pizza Master Issuer Series 2012-1A, Class A2 5.216%, 1/25/42 (1)	976	1,016
Total Whole Business		1,016
Total Asset-Backed Securities (Cost $10,880)		10,880
NON-U.S. GOVERNMENT MORTGAGE-BACKED SECURITIES 2.0%		
Collateralized Mortgage Obligations 0.7%		
Connecticut Avenue Securities Series 2014-C04, Class 1M1, CMO, ARM 2.135%, 11/25/24	457	461
Connecticut Avenue Securities Series 2014-C04, Class 2M1, CMO, ARM 2.285%, 11/25/24	225	228
Connecticut Avenue Securities Series 2015-C01, Class 1M1, CMO, ARM 1.685%, 2/25/25	242	242
Connecticut Avenue Securities Series 2015-C01, Class 2M1, CMO, ARM 1.685%, 2/25/25	127	127
Structured Agency Credit Risk Debt Notes Series 2014-HQ2, Class M1, CMO, ARM 1.635%, 9/25/24	625	628
Structured Agency Credit Risk Debt Notes Series 2014-HQ3, Class M1, CMO, ARM 1.835%, 10/25/24	396	397

FOREIGN GOVERNMENT OBLIGATIONS & MUNICIPALITIES 3.2%

Owned No Guarantee 0.1%		
Petrobras Global Finance, 3.25%, 3/17/17	375	372
		372
Treasuries 3.1%		
Brazil Notas do Tesouro Nacional, 10.00%, 1/1/21 (BRL)	1,930	551
Brazil Notas do Tesouro Nacional, Inflation-Indexed 6.00%, 5/15/19 (BRL)	1,625	1,329
Mexican Udibonos, Inflation-Indexed, 2.50%, 12/10/20 (MXN)	64,747	4,240
Mexican Udibonos, Inflation-Indexed, 3.50%, 12/14/17 (MXN)	82,804	5,693
		11,813
Total Foreign Government Obligations & Municipalities (Cost $13,454)		12,185

SHORT-TERM INVESTMENTS 0.7%

Money Market Funds 0.7%		
T. Rowe Price Government Reserve Investment Fund, 0.05% (3)(4)	2,557	2,557
Total Short-Term Investments (Cost $2,557)		2,557
Total Investments in Securities 100.1% of Net Assets (Cost $376,909)		**$ 377,318**

‡ Par/Shares are denominated in U.S. dollars unless otherwise noted.

(1) Security was purchased pursuant to Rule 144A under the Securities Act of 1933 and may be resold in transactions exempt from registration only to qualified institutional buyers -- total value of such securities at period-end amounts to $11,254 and represents 3.0% of net assets.

(2) At May 31, 2015, all or a portion of this security is pledged as collateral and/or margin deposit to cover future funding obligations.

(3) Seven-day yield

(4) Affiliated Companies

(5) Par/Shares amount represents the total number of shares or total contract value of the securities underlying the options. See Note 3 for addition disclosures.

The accompanying notes are an integral part of these financial statements.

Statement of Assets and Liabilities

($000s, except shares and per share amounts)

Assets		
Investments in securities, at value (cost $376,909)	$	377,318
Receivable for investment securities sold		3,563
Interest receivable		1,080
Unrealized gain on forward currency exchange contracts		189
Receivable for shares sold		136
Variation margin receivable on futures contracts		58
Unrealized gain on bilateral swaps		13
Other assets		23
Total assets		382,380
Liabilities		
Payable for investment securities purchased		4,497
Unrealized loss on bilateral swaps		291
Unrealized loss on forward currency exchange contracts		241
Payable for shares redeemed		184
Written options (premiums $105)		96
Investment management fees payable		90
Due to affiliates		58
Other liabilities		58
Total liabilities		5,515
NET ASSETS	$	376,865
Net Assets Consist of:		
Undistributed net investment income	$	1,652
Accumulated undistributed net realized gain		4,086
Net unrealized gain		260
Paid-in capital applicable to 31,400,016 shares of $0.0001 par value capital stock outstanding; 1,000,000,000 shares authorized		370,867
NET ASSETS	$	376,865
NET ASSET VALUE PER SHARE	$	12.00

The accompanying notes are an integral part of these financial statements.

Statement of Operations

($000s)

	Year Ended 5/31/15
Investment Income (Loss)	
Income	
Interest	$ 4,155
Dividend	1
Total income	4,156
Expenses	
Investment management	1,332
Shareholder servicing	621
Prospectus and shareholder reports	38
Custody and accounting	177
Registration	49
Legal and audit	21
Directors	2
Miscellaneous	12
Reductions of fees and expenses	
Investment management fees waived	(305)
Total expenses	1,947
Net investment income	2,209
Realized and Unrealized Gain / Loss	
Net realized gain (loss)	
Securities	16,351
Futures	(1,115)
Written options	28
Foreign currency transactions	1,534
Net realized gain	16,798
Change in net unrealized gain / loss	
Securities	(21,621)
Futures	240
Swaps	(278)
Written options	9
Other assets and liabilities denominated in foreign currencies	104
Change in net unrealized gain / loss	(21,546)
Net realized and unrealized gain / loss	(4,748)
DECREASE IN NET ASSETS FROM OPERATIONS	$ (2,539)

The accompanying notes are an integral part of these financial statements.

The accompanying notes are an integral part of these financial statements.

Notes to Financial Statements

T. Rowe Price Inflation Protected Bond Fund, Inc. (the fund), is registered under the Investment Company Act of 1940 (the 1940 Act) as a diversified, open-end management investment company. The fund commenced operations on October 31, 2002. The fund seeks to provide inflation protection and income by investing primarily in inflation-protected debt securities.

NOTE 1 - SIGNIFICANT ACCOUNTING POLICIES

Basis of Preparation The fund is an investment company and follows accounting and reporting guidance in the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 (ASC 946). The accompanying financial statements were prepared in accordance with accounting principles generally accepted in the United States of America (GAAP), including but not limited to ASC 946. GAAP requires the use of estimates made by management. Management believes that estimates and valuations are appropriate; however, actual results may differ from those estimates, and the valuations reflected in the accompanying financial statements may differ from the value ultimately realized upon sale or maturity.

Investment Transactions, Investment Income, and Distributions Income and expenses are recorded on the accrual basis. Premiums and discounts on debt securities are amortized for financial reporting purposes. Paydown gains and losses are recorded as an adjustment to interest income. Inflation adjustments to the principal amount of inflation-indexed bonds are reflected as interest income. Dividends received from mutual fund investments are reflected as dividend income; capital gain distributions are reflected as realized gain/loss. Dividend income and capital gain distributions are recorded on the ex-dividend date. Income tax-related interest and penalties, if incurred, would be recorded as income tax expense. Investment transactions are accounted for on the trade date. Realized gains and losses are reported on the identified cost basis. Distributions to shareholders are recorded on the ex-dividend date. Income distributions are declared daily and paid monthly, except for distributions of inflation adjustments, if any, which are declared and paid annually. Capital gain distributions, if any, are generally declared and paid by the fund annually.

Currency Translation Assets, including investments, and liabilities denominated in foreign currencies are translated into U.S. dollar values each day at the prevailing exchange rate, using the mean of the bid and asked prices of such currencies against U.S. dollars as quoted by a major bank. Purchases and sales of securities, income, and expenses are translated into U.S. dollars at the prevailing exchange rate on the date of the transaction. The effect of changes in foreign currency exchange rates on realized and unrealized security gains and losses is reflected as a component of security gains and losses.

New Accounting Guidance In June 2014, FASB issued Accounting Standards Update (ASU) No. 2014-11, Transfers and Servicing (Topic 860), Repurchase-to-Maturity Transactions, Repurchase Financings, and Disclosures. The ASU changes the accounting for certain repurchase agreements and expands disclosure requirements related to repurchase agreements, securities lending, repurchase-to-maturity and similar transactions. The ASU is effective for interim and annual reporting periods beginning after December 15, 2014. Adoption will have no effect on the fund’s net assets or results of operations.

In May 2015, FASB issued ASU No. 2015-07, Fair Value Measurement (Topic 820), Disclosures for Investments in Certain Entities That Calculate Net Asset Value per Share (or Its Equivalent). The ASU removes the requirement to categorize within the fair value hierarchy all investments for which fair value is measured using the net asset value per share practical expedient and amends certain disclosure requirements for such investments. The ASU is effective for interim and annual reporting periods beginning after December 15, 2015. Adoption will have no effect on the fund’s net assets or results of operations.

NOTE 2 - VALUATION

The fund’s financial instruments are valued and its net asset value (NAV) per share is computed at the close of the New York Stock Exchange (NYSE), normally 4 p.m. ET, each day the NYSE is open for business.

Fair Value The fund’s financial instruments are reported at fair value, which GAAP defines as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. The T. Rowe Price Valuation Committee (the Valuation Committee) has been established by the fund’s Board of Directors (the Board) to ensure that financial instruments are appropriately priced at fair value in accordance with GAAP and the 1940 Act. Subject to oversight by the Board, the Valuation Committee develops and oversees pricing-related policies and procedures and approves all fair value determinations. Specifically, the Valuation Committee establishes procedures to value securities; determines pricing techniques, sources, and persons eligible to effect fair value pricing actions; oversees the selection, services, and performance of pricing vendors; oversees valuation-related business continuity practices; and provides guidance on internal controls and valuation-related matters. The Valuation Committee reports to the Board; is chaired by the fund’s treasurer; and has representation from legal, portfolio management and trading, operations, and risk management.

Various valuation techniques and inputs are used to determine the fair value of financial instruments. GAAP establishes the following fair value hierarchy that categorizes the inputs used to measure fair value:

Level 1 – quoted prices (unadjusted) in active markets for identical financial instruments that the fund can access at the reporting date

Level 2 – inputs other than Level 1 quoted prices that are observable, either directly or indirectly (including, but not limited to, quoted prices for similar financial instruments in active markets, quoted prices for identical or similar financial instruments in inactive markets, interest rates and yield curves, implied volatilities, and credit spreads)

Level 3 – unobservable inputs

Observable inputs are developed using market data, such as publicly available information about actual events or transactions, and reflect the assumptions that market participants would use to price the financial instrument. Unobservable inputs are those for which market data are not available and are developed using the best information available about the assumptions that market participants would use to price the financial instrument. GAAP requires valuation techniques to maximize the use of relevant observable inputs and minimize the use of unobservable inputs. When multiple inputs are used to derive fair value, the financial instrument is assigned to the level within the fair value hierarchy based on the lowest-level input that is significant to the fair value of the financial instrument. Input levels are not necessarily an indication of the risk or liquidity associated with financial instruments at that level but rather the degree of judgment used in determining those values.

Valuation Techniques Debt securities generally are traded in the over-the-counter (OTC) market. Securities with remaining maturities of one year or more at the time of acquisition are valued at prices furnished by dealers who make markets in such securities or by an independent pricing service, which considers the yield or price of bonds of comparable quality, coupon, maturity, and type, as well as prices quoted by dealers who make markets in such securities. Securities with remaining maturities of less than one year at the time of acquisition generally use amortized cost in local currency to approximate fair value. However, if amortized cost is deemed not to reflect fair value or the fund holds a significant amount of such securities with remaining maturities of more than 60 days, the securities are valued at prices furnished by dealers who make markets in such securities or by an independent pricing service. Generally, debt securities are categorized in Level 2 of the fair value hierarchy; however, to the extent the valuations include significant unobservable inputs, the securities would be categorized in Level 3.

Investments in mutual funds are valued at the mutual fund’s closing NAV per share on the day of valuation and are categorized in Level 1 of the fair value hierarchy. Exchange-traded options on futures contracts are valued at closing settlement prices and generally are categorized in Level 1 of the fair value hierarchy. Financial futures contracts are valued at closing settlement prices and are categorized in Level 1 of the fair value hierarchy. Forward currency exchange contracts are valued using the prevailing forward exchange rate and are categorized in Level 2 of the fair value hierarchy. Swaps are valued at prices furnished by independent swap dealers or by an independent pricing service and generally are categorized in Level 2 of the fair value hierarchy. Assets and liabilities other than financial instruments, including short-term receivables and payables, are carried at cost, or estimated realizable value, if less, which approximates fair value.

Thinly traded financial instruments and those for which the above valuation procedures are inappropriate or are deemed not to reflect fair value are stated at fair value as determined in good faith by the Valuation Committee. The objective of any fair value pricing determination is to arrive at a price that could reasonably be expected from a current sale. Financial instruments fair valued by the Valuation Committee are primarily private placements, restricted securities, warrants, rights, and other securities that are not publicly traded.

Subject to oversight by the Board, the Valuation Committee regularly makes good faith judgments to establish and adjust the fair valuations of certain securities as events occur and circumstances warrant. For instance, in determining the fair value of troubled or thinly traded debt instruments, the Valuation Committee considers a variety of factors, which may include, but are not limited to, the issuer’s business prospects, its financial standing and performance, recent investment transactions in the issuer, strategic events affecting the company, market liquidity for the issuer, and general economic conditions and events. In consultation with the investment and pricing teams, the Valuation Committee will determine an appropriate valuation technique based on available information, which may include both observable and unobservable inputs. The Valuation Committee typically will afford greatest weight to actual prices in arm’s length transactions, to the extent they represent orderly transactions between market participants; transaction information can be reliably obtained; and prices are deemed representative of fair value. However, the Valuation Committee may also consider other valuation methods such as a discount or premium from market value of a similar, freely traded security of the same issuer; discounted cash flows; yield to maturity; or some combination. Fair value determinations are reviewed on a regular basis and updated as information becomes available, including actual purchase and sale transactions of the issue. Because any fair value determination involves a significant amount of judgment, there is a degree of subjectivity inherent in such pricing decisions and fair value prices determined by the Valuation Committee could differ from those of other market participants. Depending on the relative significance of unobservable inputs, including the valuation technique(s) used, fair valued securities may be categorized in Level 2 or 3 of the fair value hierarchy.

Valuation Inputs The following table summarizes the fund’s financial instruments, based on the inputs used to determine their fair values on May 31, 2015:

There were no material transfers between Levels 1 and 2 during the year ended May 31, 2015.

NOTE 3 - DERIVATIVE INSTRUMENTS

During the year ended May 31, 2015, the fund invested in derivative instruments. As defined by GAAP, a derivative is a financial instrument whose value is derived from an underlying security price, foreign exchange rate, interest rate, index of prices or rates, or other variable; it requires little or no initial investment and permits or requires net settlement. The fund invests in derivatives only if the expected risks and rewards are consistent with its investment objectives, policies, and overall risk profile, as described in its prospectus and Statement of Additional Information. The fund may use derivatives for a variety of purposes, such as seeking to hedge against declines in principal value, increase yield, invest in an asset with greater efficiency and at a lower cost than is possible through direct investment, or to adjust portfolio duration and credit exposure. The risks associated with the use of derivatives are different from, and potentially much greater than, the risks associated with investing directly in the instruments on which the derivatives are based. The fund at all times maintains sufficient cash reserves, liquid assets, or other SEC-permitted asset types to cover its settlement obligations under open derivative contracts.

The fund values its derivatives at fair value, as described in Note 2, and recognizes changes in fair value currently in its results of operations. Accordingly, the fund does not follow hedge accounting, even for derivatives employed as economic hedges. Generally, the fund accounts for its derivatives on a gross basis. It does not offset the fair value of derivative liabilities against the fair value of derivative assets on its financial statements, nor does it offset the fair value of derivative instruments against the right to reclaim or obligation to return collateral.

The following table summarizes the fair value of the fund’s derivative instruments held as of May 31, 2015, and the related location on the accompanying Statement of Assets and Liabilities, presented by primary underlying risk exposure:

Additionally, the amount of gains and losses on derivative instruments recognized in fund earnings during the year ended May 31, 2015, and the related location on the accompanying Statement of Operations is summarized in the following table by primary underlying risk exposure:

Counterparty Risk and Collateral The fund invests in derivatives in various markets, which expose it to differing levels of counterparty risk. Counterparty risk on exchange-traded and centrally cleared derivative contracts, such as futures, exchange-traded options, and centrally cleared swaps, is minimal because the clearinghouse provides protection against counterparty defaults. For futures and centrally cleared swaps, the fund is required to deposit collateral in an amount equal to a certain percentage of the contract value (margin requirement) and the margin requirement must be maintained over the life of the contract. Each clearing broker, in its sole discretion, may adjust the margin requirements applicable to the fund.

Derivatives, such as bilateral swaps, forward currency exchange contracts, and OTC options, that are transacted and settle directly with a counterparty (bilateral derivatives) expose the fund to greater counterparty risk. To mitigate this risk, the fund has entered into master netting arrangements (MNAs) with certain counterparties that permit net settlement under specified conditions and, for certain counterparties, also provide collateral agreements. MNAs may be in the form of International Swaps and Derivatives Association master agreements (ISDAs) or foreign exchange letter agreements (FX letters).

MNAs govern the ability to offset amounts the fund owes a counterparty against amounts the counterparty owes the fund (net settlement). Both ISDAs and FX letters generally allow net settlement in the event of contract termination and permit termination by either party prior to maturity upon the occurrence of certain stated events, such as failure to pay or bankruptcy. In addition, ISDAs specify other events, the occurrence of which would allow one of the parties to terminate. For example, a downgrade in credit rating of a counterparty would allow the fund to terminate while a decline in the fund’s net assets of more than a certain percentage would allow the counterparty to terminate. Upon termination, all bilateral derivatives with that counterparty would be liquidated and a net amount settled. ISDAs typically include collateral agreements whereas FX letters do not. Collateral requirements are determined based on the net aggregate unrealized gain or loss on all bilateral derivatives with each counterparty, subject to minimum transfer amounts that typically range from $100,000 to $250,000. Any additional collateral required due to changes in security values is transferred the next business day.

Collateral may be in the form of cash or debt securities issued by the U.S. government or related agencies. Cash and currencies posted by the fund are reflected as cash deposits in the accompanying financial statements and generally are restricted from withdrawal by the fund; securities posted by the fund are so noted in the accompanying Portfolio of Investments; both remain in the fund’s assets. Collateral pledged by counterparties is not included in the fund’s assets because the fund does not obtain effective control over those assets. For bilateral derivatives, collateral posted or received by the fund is held in a segregated account by the fund’s custodian. As of May 31, 2015, securities valued at $367,000 had been posted by the fund to counterparties for bilateral derivatives. As of May 31, 2015, no collateral was pledged by counterparties to the fund for bilateral derivatives. As of May 31, 2015, securities valued at $655,000 had been posted by the fund for exchange-traded and/or centrally cleared derivatives.

Forward Currency Exchange Contracts The fund is subject to foreign currency exchange rate risk in the normal course of pursuing its investment objectives. It uses forward currency exchange contracts (forwards) primarily to protect its non-U.S. dollar-denominated securities from adverse currency movements relative to the U.S. dollar. A forward involves an obligation to purchase or sell a fixed amount of a specific currency on a future date at a price set at the time of the contract. Although certain forwards may be settled by exchanging only the net gain or loss on the contract, most forwards are settled with the exchange of the underlying currencies in accordance with the specified terms. Forwards are valued at the unrealized gain or loss on the contract, which reflects the net amount the fund either is entitled to receive or obligated to deliver, as measured by the difference between the forward exchange rates at the date of entry into the contract and the forward rates at the reporting date. Appreciated forwards are reflected as assets, and depreciated forwards are reflected as liabilities on the accompanying Statement of Assets and Liabilities. Risks related to the use of forwards include the possible failure of counterparties to meet the terms of the agreements; that anticipated currency movements will not occur, thereby reducing the fund’s total return; and the potential for losses in excess of the fund’s initial investment. During the year ended May 31, 2015, the volume of the fund’s activity in forwards, based on underlying notional amounts, was generally between 2% and 5% of net assets.

Futures Contracts The fund is subject to interest rate risk in the normal course of pursuing its investment objectives and uses futures contracts to help manage such risk. The fund may enter into futures contracts to manage exposure to interest rate and yield curve movements, security prices, foreign currencies, credit quality, and mortgage prepayments; as an efficient means of adjusting exposure to all or part of a target market; to enhance income; as a cash management tool; or to adjust portfolio duration and credit exposure. A futures contract provides for the future sale by one party and purchase by another of a specified amount of a specific underlying financial instrument at an agreed-upon price, date, time, and place. The fund currently invests only in exchange-traded futures, which generally are standardized as to maturity date, underlying financial instrument, and other contract terms. Payments are made or received by the fund each day to settle daily fluctuations in the value of the contract (variation margin), which reflect changes in the value of the underlying financial instrument. Variation margin is recorded as unrealized gain or loss until the contract is closed. The value of a futures contract included in net assets is the amount of unsettled variation margin; net variation margin receivable is reflected as an asset and net variation margin payable is reflected as a liability on the accompanying Statement of Assets and Liabilities. Risks related to the use of futures contracts include possible illiquidity of the futures markets, contract prices that can be highly volatile and imperfectly correlated to movements in hedged security values and/or interest rates, and potential losses in excess of the fund’s initial investment. During the year ended May 31, 2015, the volume of the fund’s activity in futures, based on underlying notional amounts, was generally between 2% and 23% of net assets.

Options The fund is subject to interest rate risk in the normal course of pursuing its investment objectives and uses options to help manage such risk. The fund may use options to manage exposure to security prices, interest rates, foreign currencies, and credit quality; as an efficient means of adjusting exposure to all or a part of a target market; to enhance income; as a cash management tool; or to adjust credit exposure. Options are included in net assets at fair value; purchased options are included in Investments in Securities; and written options are separately reflected as a liability on the accompanying Statement of Assets and Liabilities. Premiums on unexercised, expired options are recorded as realized gains or losses; premiums on exercised options are recorded as an adjustment to the proceeds from the sale or cost of the purchase. The difference between the premium and the amount received or paid in a closing transaction is also treated as realized gain or loss. In return for a premium paid, call and put options on futures give the holder the right, but not the obligation, to purchase or sell, respectively, a position in a particular futures contract at a specified exercise price. Risks related to the use of options include possible illiquidity of the options markets; trading restrictions imposed by an exchange or counterparty; movements in the underlying asset values and/or interest rates; and, for written options, potential losses in excess of the fund’s initial investment. During the year ended May 31, 2015, the volume of the fund’s activity in options, based on underlying notional amounts, was generally between 0% and 4% of net assets. Transactions in written options and related premiums received during the year ended May 31, 2015, were as follows:

Swaps The fund is subject to inflation risk in the normal course of pursuing its investment objectives and uses swap contracts to help manage such risk. The fund may use swaps in an effort to manage exposure to changes in interest rates, inflation rates, and credit quality; to adjust overall exposure to certain markets; to enhance total return or protect the value of portfolio securities; to serve as a cash management tool; or to adjust portfolio duration and credit exposure. Swap agreements can be settled either directly with the counterparty (bilateral swap) or through a central clearinghouse (centrally cleared swap). Fluctuations in the fair value of a contract are reflected in unrealized gain or loss and are reclassified to realized gain or loss upon contract termination or cash settlement. Net periodic receipts or payments required by a contract increase or decrease, respectively, the value of the contract until the contractual payment date, at which time such amounts are reclassified from unrealized to realized gain or loss. For bilateral swaps, cash payments are made or received by the fund on a periodic basis in accordance with contract terms; unrealized gain on contracts and premiums paid are reflected as assets, and unrealized loss on contracts and premiums received are reflected as liabilities on the accompanying Statement of Assets and Liabilities. For centrally cleared swaps, payments are made or received by the fund each day to settle the daily fluctuation in the value of the contract (variation margin). Accordingly, the value of a centrally cleared swap included in net assets is the unsettled variation margin; net variation margin receivable is reflected as an asset and net variation margin payable is reflected as a liability on the accompanying Statement of Assets and Liabilities.

Zero-coupon inflation swaps are agreements to exchange cash flows, on the contract’s maturity date, based on the difference between a predetermined fixed rate and the cumulative change in the consumer price index, both applied to a notional principal amount for a specified period of time. Risks related to the use of zero-coupon inflation swaps include the potential for unanticipated movements in inflation rates, the possible failure of a counterparty to perform in accordance with the terms of the swap agreements, potential government regulation that could adversely affect the fund’s swap investments, and potential losses in excess of the fund’s initial investment.

During the year ended May 31, 2015, the volume of the fund’s activity in swaps, based on underlying notional amounts, was generally between 0% and 5% of net assets.

NOTE 4 - OTHER INVESTMENT TRANSACTIONS

Consistent with its investment objective, the fund engages in the following practices to manage exposure to certain risks and/or to enhance performance. The investment objective, policies, program, and risk factors of the fund are described more fully in the fund’s prospectus and Statement of Additional Information.

Restricted Securities The fund may invest in securities that are subject to legal or contractual restrictions on resale. Prompt sale of such securities at an acceptable price may be difficult and may involve substantial delays and additional costs.

Mortgage-Backed Securities The fund may invest in mortgage-backed securities (MBS or pass-through certificates) that represent an interest in a pool of specific underlying mortgage loans and entitle the fund to the periodic payments of principal and interest from those mortgages. MBS may be issued by government agencies or corporations, or private issuers. Most MBS issued by government agencies are guaranteed; however, the degree of protection differs based on the issuer. MBS are sensitive to changes in economic conditions that affect the rate of prepayments and defaults on the underlying mortgages; accordingly, the value, income, and related cash flows from MBS may be more volatile than other debt instruments.

Other Purchases and sales of portfolio securities other than short-term and U.S. government securities aggregated $36,348,000 and $20,726,000, respectively, for the year ended May 31, 2015. Purchases and sales of U.S. government securities aggregated $682,235,000 and $663,364,000, respectively, for the year ended May 31, 2015.

NOTE 5 - FEDERAL INCOME TAXES

No provision for federal income taxes is required since the fund intends to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code and distribute to shareholders all of its taxable income and gains. Distributions determined in accordance with federal income tax regulations may differ in amount or character from net investment income and realized gains for financial reporting purposes. Financial reporting records are adjusted for permanent book/tax differences to reflect tax character but are not adjusted for temporary differences.

The fund files U.S. federal, state, and local tax returns as required. The fund’s tax returns are subject to examination by the relevant tax authorities until expiration of the applicable statute of limitations, which is generally three years after the filing of the tax return but which can be extended to six years in certain circumstances. Tax returns for open years have incorporated no uncertain tax positions that require a provision for income taxes.

Reclassifications to paid-in capital relate primarily to a tax practice that treats a portion of the proceeds from each redemption of capital shares as a distribution of taxable net investment income or realized capital gain. Reclassifications between income and gain relate primarily to inflation adjustments on Treasury inflation-protected securities. For the year ended May 31, 2015, the following reclassifications were recorded to reflect tax character (there was no impact on results of operations or net assets):

Distributions during the years ended May 31, 2015 and May 31, 2014, were characterized for tax purposes as follows:

At May 31, 2015, the tax-basis cost of investments and components of net assets were as follows:

The difference between book-basis and tax-basis net unrealized appreciation (depreciation) is attributable to the deferral of losses from certain derivative contracts for tax purposes.

NOTE 6 - RELATED PARTY TRANSACTIONS

The fund is managed by T. Rowe Price Associates, Inc. (Price Associates), a wholly owned subsidiary of T. Rowe Price Group, Inc. (Price Group). The investment management agreement between the fund and Price Associates provides for an annual investment management fee, which is computed daily and paid monthly. The fee consists of an individual fund fee, equal to 0.05% of the fund’s average daily net assets, and a group fee. The group fee rate is calculated based on the combined net assets of certain mutual funds sponsored by Price Associates (the group) applied to a graduated fee schedule, with rates ranging from 0.48% for the first $1 billion of assets to 0.275% for assets in excess of $400 billion. The fund’s group fee is determined by applying the group fee rate to the fund’s average daily net assets. At May 31, 2015, the effective annual group fee rate was 0.29%.

The fund is also subject to a contractual expense limitation through September 30, 2016. During the limitation period, Price Associates is required to waive its management fee and reimburse the fund for any expenses, excluding interest, taxes, brokerage commissions, and extraordinary expenses, that would otherwise cause the fund’s ratio of annualized total expenses to average net assets (expense ratio) to exceed its expense limitation of 0.50%. The fund is required to repay Price Associates for expenses previously reimbursed and management fees waived to the extent its net assets grow or expenses decline sufficiently to allow repayment without causing the fund’s expense ratio to exceed its expense limitation. However, no repayment will be made more than three years after the date of a reimbursement or waiver or, in any case, later than September 30, 2018. Pursuant to this agreement, management fees in the amount of $305,000 were waived during the year ended May 31, 2015. Including these amounts, management fees waived in the amount of $864,000 remain subject to repayment by the fund at May 31, 2015.

In addition, the fund has entered into service agreements with Price Associates and two wholly owned subsidiaries of Price Associates (collectively, Price). Price Associates computes the daily share price and provides certain other administrative services to the fund. T. Rowe Price Services, Inc., provides shareholder and administrative services in its capacity as the fund’s transfer and dividend-disbursing agent. T. Rowe Price Retirement Plan Services, Inc., provides subaccounting and recordkeeping services for certain retirement accounts invested in the fund. For the year ended May 31, 2015, expenses incurred pursuant to these service agreements were $145,000 for Price Associates; $269,000 for T. Rowe Price Services, Inc.; and $84,000 for T. Rowe Price Retirement Plan Services, Inc. The total amount payable at period-end pursuant to these service agreements is reflected as Due to Affiliates in the accompanying financial statements.

The fund is also one of several mutual funds sponsored by Price Associates (underlying Price funds) in which the T. Rowe Price Spectrum Funds (Spectrum Funds) may invest. The Spectrum Funds do not invest in the underlying Price funds for the purpose of exercising management or control. Pursuant to a special servicing agreement, expenses associated with the operation of the Spectrum Funds are borne by each underlying Price fund to the extent of estimated savings to it and in proportion to the average daily value of its shares owned by the Spectrum Funds. Expenses allocated under this agreement are reflected as shareholder servicing expense in the accompanying financial statements. For the year ended May 31, 2015, the fund was allocated $62,000 of Spectrum Funds’ expenses, of which $43,000 related to services provided by Price. At period-end, the amount payable to Price pursuant to this agreement is reflected as Due to Affiliates in the accompanying financial statements. At May 31, 2015, approximately 12% of the outstanding shares of the fund were held by the Spectrum Funds.

The fund may invest in the T. Rowe Price Reserve Investment Fund, the T. Rowe Price Government Reserve Investment Fund, or the T. Rowe Price Short-Term Reserve Fund (collectively, the Price Reserve Investment Funds), open-end management investment companies managed by Price Associates and considered affiliates of the fund. The Price Reserve Investment Funds are offered as short-term investment options to mutual funds, trusts, and other accounts managed by Price Associates or its affiliates and are not available for direct purchase by members of the public. The Price Reserve Investment Funds pay no investment management fees.

Mutual funds and other accounts managed by T. Rowe Price and its affiliates (collectively, T. Rowe Price funds) may invest in the fund; however, no T. Rowe Price fund may invest for the purpose of exercising management or control over the fund. At May 31, 2015, approximately 2% of the fund’s outstanding shares were held by T. Rowe Price funds.

Report of Independent Registered Public Accounting Firm

To the Board of Directors and Shareholders of
T. Rowe Price Inflation Protected Bond Fund, Inc.

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the T. Rowe Price Inflation Protected Bond Fund, Inc. (the “Fund”) at May 31, 2015, the results of its operations, the changes in its net assets and the financial highlights for each of the periods indicated therein, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at May 31, 2015 by correspondence with the custodian and brokers, and confirmation of the underlying fund by correspondence with the transfer agent, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Baltimore, Maryland
July 16, 2015

Tax Information (Unaudited) for the Tax Year Ended 5/31/15

We are providing this information as required by the Internal Revenue Code. The amounts shown may differ from those elsewhere in this report because of differences between tax and financial reporting requirements.

The fund’s distributions to shareholders included:

●	$3,560,000 from short-term capital gains,

●	$13,769,000 from long-term capital gains, subject to a long-term capital gains tax rate of not greater than 20%.

Information on Proxy Voting Policies, Procedures, and Records

A description of the policies and procedures used by T. Rowe Price funds and portfolios to determine how to vote proxies relating to portfolio securities is available in each fund’s Statement of Additional Information. You may request this document by calling 1-800-225-5132 or by accessing the SEC’s website, sec.gov.

The description of our proxy voting policies and procedures is also available on our website, troweprice.com. To access it, click on the words “Social Responsibility” at the top of our corporate homepage. Next, click on the words “Conducting Business Responsibly” on the left side of the page that appears. Finally, click on the words “Proxy Voting Policies” on the left side of the page that appears.

Each fund’s most recent annual proxy voting record is available on our website and through the SEC’s website. To access it through our website, follow the above directions to reach the “Conducting Business Responsibly” page. Click on the words “Proxy Voting Records” on the left side of that page, and then click on the “View Proxy Voting Records” link at the bottom of the page that appears.

How to Obtain Quarterly Portfolio Holdings

The fund files a complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The fund’s Form N-Q is available electronically on the SEC’s website (sec.gov); hard copies may be reviewed and copied at the SEC’s Public Reference Room, 100 F St. N.E., Washington, DC 20549. For more information on the Public Reference Room, call 1-800-SEC-0330.

Approval of Investment Management Agreement

On March 13, 2015, the fund’s Board of Directors (Board), including a majority of the fund’s independent directors, approved the continuation of the investment management agreement (Advisory Contract) between the fund and its investment advisor, T. Rowe Price Associates, Inc. (Advisor). In connection with its deliberations, the Board requested, and the Advisor provided, such information as the Board (with advice from independent legal counsel) deemed reasonably necessary. The Board considered a variety of factors in connection with its review of the Advisory Contract, also taking into account information provided by the Advisor during the course of the year, as discussed below:

Services Provided by the Advisor
The Board considered the nature, quality, and extent of the services provided to the fund by the Advisor. These services included, but were not limited to, directing the fund’s investments in accordance with its investment program and the overall management of the fund’s portfolio, as well as a variety of related activities such as financial, investment operations, and administrative services; compliance; maintaining the fund’s records and registrations; and shareholder communications. The Board also reviewed the background and experience of the Advisor’s senior management team and investment personnel involved in the management of the fund, as well as the Advisor’s compliance record. The Board concluded that it was satisfied with the nature, quality, and extent of the services provided by the Advisor.

Investment Performance of the Fund
The Board reviewed the fund’s three-month, one-year, and year-by-year returns, as well as the fund’s average annualized total returns over the 3-, 5-, and 10-year periods, and compared these returns with a wide variety of previously agreed-upon comparable performance measures and market data, including those supplied by Lipper and Morningstar, which are independent providers of mutual fund data.

On the basis of this evaluation and the Board’s ongoing review of investment results, and factoring in the relative market conditions during certain of the performance periods, the Board concluded that the fund’s performance was satisfactory.

Costs, Benefits, Profits, and Economies of Scale
The Board reviewed detailed information regarding the revenues received by the Advisor under the Advisory Contract and other benefits that the Advisor (and its affiliates) may have realized from its relationship with the fund, including any research received under “soft dollar” agreements and commission-sharing arrangements with broker-dealers. The Board considered that the Advisor may receive some benefit from soft-dollar arrangements pursuant to which research is received from broker-dealers that execute the applicable fund’s portfolio transactions. The Board received information on the estimated costs incurred and profits realized by the Advisor from managing T. Rowe Price mutual funds. The Board also reviewed estimates of the profits realized from managing the fund in particular, and the Board concluded that the Advisor’s profits were reasonable in light of the services provided to the fund.

The Board also considered whether the fund benefits under the fee levels set forth in the Advisory Contract from any economies of scale realized by the Advisor. Under the Advisory Contract, the fund pays a fee to the Advisor for investment management services composed of two components—a group fee rate based on the combined average net assets of most of the T. Rowe Price mutual funds (including the fund) that declines at certain asset levels and an individual fund fee rate based on the fund’s average daily net assets—and the fund pays its own expenses of operations (subject to an expense limitation agreed to by the Advisor with respect to both the Investor Class and Advisor Class). At the March 13, 2015, meeting, the Board approved an additional 0.005% breakpoint to the group fee schedule, effective May 1, 2015. With the new breakpoint, the group fee rate will decline to 0.270% when the combined average net assets of the applicable T. Rowe Price funds exceed $500 billion. The Board concluded that the advisory fee structure for the fund continued to provide for a reasonable sharing of benefits from any economies of scale with the fund’s investors.

Fees
The Board was provided with information regarding industry trends in management fees and expenses, and the Board reviewed the fund’s management fee rate, operating expenses, and total expense ratio in comparison with fees and expenses of other comparable funds based on information and data supplied by Lipper. After including waivers of the management fee pursuant to the contractual expense limitation, the information provided to the Board indicated that the fund’s management fee rate and total expense ratio were at or below the median for comparable funds.

The Board also reviewed the fee schedules for institutional accounts and private accounts with similar mandates that are advised or subadvised by the Advisor and its affiliates. Management provided the Board with information about the Advisor’s responsibilities and services provided to institutional account clients, including information about how the requirements and economics of the institutional business are fundamentally different from those of the mutual fund business. The Board considered information showing that the mutual fund business is generally more complex from a business and compliance perspective than the institutional business and that the Advisor generally performs significant additional services and assumes greater risk in managing the fund and other T. Rowe Price mutual funds than it does for institutional account clients.

On the basis of the information provided and the factors considered, the Board concluded that the fees paid by the fund under the Advisory Contract are reasonable.

Approval of the Advisory Contract
As noted, the Board approved the continuation of the Advisory Contract. No single factor was considered in isolation or to be determinative to the decision. Rather, the Board concluded, in light of a weighting and balancing of all factors considered, that it was in the best interests of the fund and its shareholders for the Board to approve the continuation of the Advisory Contract (including the fees to be charged for services thereunder). The independent directors were advised throughout the process by independent legal counsel.

About the Fund’s Directors and Officers

Your fund is overseen by a Board of Directors (Board) that meets regularly to review a wide variety of matters affecting or potentially affecting the fund, including performance, investment programs, compliance matters, advisory fees and expenses, service providers, and business and regulatory affairs. The Board elects the fund’s officers, who are listed in the final table. At least 75% of the Board’s members are independent of T. Rowe Price Associates, Inc. (T. Rowe Price), and its affiliates; “inside” or “interested” directors are employees or officers of T. Rowe Price. The business address of each director and officer is 100 East Pratt Street, Baltimore, Maryland 21202. The Statement of Additional Information includes additional information about the fund directors and is available without charge by calling a T. Rowe Price representative at 1-800-638-5660.

Independent Directors

Name
(Year of Birth)
Year Elected*
[Number of T. Rowe Price	Principal Occupation(s) and Directorships of Public Companies and
Portfolios Overseen]	Other Investment Companies During the Past Five Years

William R. Brody, M.D., Ph.D.	President and Trustee, Salk Institute for Biological Studies (2009 to
(1944)	present); Director, BioMed Realty Trust (2013 to present); Director,
2009	Novartis, Inc. (2009 to 2014); Director, IBM (2007 to present)
[165]

Anthony W. Deering	Chairman, Exeter Capital, LLC, a private investment firm (2004 to
(1945)	present); Director, Brixmor Real Estate Investment Trust (2012 to
2002	present); Director and Advisory Board Member, Deutsche Bank North
[165]	America (2004 to present); Director, Under Armour (2008 to present);
Director, Vornado Real Estate Investment Trust (2004 to 2012)

Donald W. Dick, Jr.	Principal, EuroCapital Partners, LLC, an acquisition and management
(1943)	advisory firm (1995 to present)
2002
[165]

Bruce W. Duncan	President, Chief Executive Officer, and Director, First Industrial
(1951)	Realty Trust, an owner and operator of industrial properties (2009 to
2013	present); Chairman of the Board (2005 to present) and Director (1999
[165]	to present), Starwood Hotels & Resorts, a hotel and leisure company

Robert J. Gerrard, Jr.	Chairman of Compensation Committee and Director, Syniverse
(1952)	Holdings, Inc., a provider of wireless voice and data services for
2013	telecommunications companies (2008 to 2011); Advisory Board
[165]	Member, Pipeline Crisis/Winning Strategies, a collaborative
working to improve opportunities for young African Americans
(1997 to present)

Karen N. Horn	Limited Partner and Senior Managing Director, Brock Capital Group,
(1943)	an advisory and investment banking firm (2004 to present); Director,
2003	Eli Lilly and Company (1987 to present); Director, Simon Property
[165]	Group (2004 to present); Director, Norfolk Southern (2008 to present)

Paul F. McBride	Former Company Officer and Senior Vice President, Human Resources
(1956)	and Corporate Initiatives, Black & Decker Corporation (2004 to 2010)
2013
[165]

Cecilia E. Rouse, Ph.D.	Dean, Woodrow Wilson School (2012 to present); Professor and
(1963)	Researcher, Princeton University (1992 to present); Director, MDRC,
2013	a nonprofit education and social policy research organization
[165]	(2011 to present); Member, National Academy of Education (2010 to present); Research Associate, National Bureau of Economic
Research’s Labor Studies Program (2011 to present); Member,
President’s Council of Economic Advisers (2009 to 2011); Chair
of Committee on the Status of Minority Groups in the Economic
Profession, American Economic Association (2012 to present)

John G. Schreiber	Owner/President, Centaur Capital Partners, Inc., a real estate
(1946)	investment company (1991 to present); Cofounder and Partner,
2002	Blackstone Real Estate Advisors, L.P. (1992 to present); Director,
[165]	General Growth Properties, Inc. (2010 to 2013); Director, Blackstone
Mortgage Trust, a real estate financial company (2012 to present);
Director and Chairman of the Board, Brixmor Property Group, Inc.
(2013 to present); Director, Hilton Worldwide (2013 to present);
Director, Hudson Pacific Properties (2014 to present)

Mark R. Tercek	President and Chief Executive Officer, The Nature Conservancy
(1957)	(2008 to present)
2009
[165]

*Each independent director serves until retirement, resignation, or election of a successor.

Inside Directors

Name
(Year of Birth)
Year Elected*
[Number of T. Rowe Price	Principal Occupation(s) and Directorships of Public Companies and
Portfolios Overseen]	Other Investment Companies During the Past Five Years

Edward C. Bernard	Director and Vice President, T. Rowe Price; Vice Chairman of the
(1956)	Board, Director, and Vice President, T. Rowe Price Group, Inc.;
2006	Chairman of the Board, Director, and President, T. Rowe Price
[165]	Investment Services, Inc.; Chairman of the Board and Director,
T. Rowe Price Retirement Plan Services, Inc., and T. Rowe Price
Services, Inc.; Chairman of the Board, Chief Executive Officer,
Director, and President, T. Rowe Price International and T. Rowe
Price Trust Company; Chairman of the Board, all funds

Edward A. Wiese, CFA	Director and Vice President, T. Rowe Price Trust Company; Vice
(1959)	President, T. Rowe Price, T. Rowe Price Group, Inc., and T. Rowe
2015	Price International
[54]

*Each inside director serves until retirement, resignation, or election of a successor.

Officers

Name (Year of Birth)
Position Held With Inflation Protected
Bond Fund	Principal Occupation(s)

Stephen L. Bartolini, CFA (1977)	Vice President, T. Rowe Price and T. Rowe
Vice President	Price Group, Inc.; formerly, Senior Portfolio
Manager, Senior Trader, and Analyst, Fannie
Mae (to 2010)

Darrell N. Braman (1963)	Vice President, Price Hong Kong, Price
Vice President	Singapore, T. Rowe Price, T. Rowe Price Group,
Inc., T. Rowe Price International, T. Rowe Price
Investment Services, Inc., and T. Rowe Price
Services, Inc.

Brian J. Brennan, CFA (1964)	Vice President, T. Rowe Price, T. Rowe Price
Vice President	Group, Inc., T. Rowe Price International, and
T. Rowe Price Trust Company

John R. Gilner (1961)	Chief Compliance Officer and Vice President,
Chief Compliance Officer	T. Rowe Price; Vice President, T. Rowe Price
Group, Inc., and T. Rowe Price Investment
Services, Inc.

Geoffrey M. Hardin (1971)	Vice President, T. Rowe Price and T. Rowe Price
Vice President	Group, Inc.

Gregory K. Hinkle, CPA (1958)	Vice President, T. Rowe Price, T. Rowe Price
Treasurer	Group, Inc., and T. Rowe Price Trust Company

Alan D. Levenson, Ph.D. (1958)	Vice President, T. Rowe Price and T. Rowe Price
Vice President	Group, Inc.

Patricia B. Lippert (1953)	Assistant Vice President, T. Rowe Price and
Secretary	T. Rowe Price Investment Services, Inc.

Andrew C. McCormick (1960)	Vice President, T. Rowe Price, T. Rowe Price
Vice President	Group, Inc., and T. Rowe Price Trust Company

David Oestreicher (1967)	Director, Vice President, and Secretary, T. Rowe
Vice President	Price Investment Services, Inc., T. Rowe
Price Retirement Plan Services, Inc., T. Rowe
Price Services, Inc., and T. Rowe Price Trust
Company; Chief Legal Officer, Vice President,
and Secretary, T. Rowe Price Group, Inc.; Vice
President and Secretary, T. Rowe Price and
T. Rowe Price International; Vice President,
Price Hong Kong and Price Singapore

John W. Ratzesberger (1975)	Vice President, T. Rowe Price, T. Rowe Price
Vice President	Group, Inc., and T. Rowe Price Trust Company;
formerly, North American Head of Listed
Derivatives Operation, Morgan Stanley
(to 2013)

Deborah D. Seidel (1962)	Vice President, T. Rowe Price, T. Rowe Price
Vice President	Group, Inc., T. Rowe Price Investment Services,
Inc., and T. Rowe Price Services, Inc.

Rebecca Setcavage (1982)	Vice President, T. Rowe Price
Vice President

Daniel O. Shackelford, CFA (1958)	Vice President, T. Rowe Price, T. Rowe Price
President	Group, Inc., and T. Rowe Price Trust Company

Jeffrey T. Zoller (1970)	Vice President, T. Rowe Price and T. Rowe Price
Vice President	Trust Company

Unless otherwise noted, officers have been employees of T. Rowe Price or T. Rowe Price International for at least 5 years.

Item 2. Code of Ethics.

The registrant has adopted a code of ethics, as defined in Item 2 of Form N-CSR, applicable to its principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. A copy of this code of ethics is filed as an exhibit to this Form N-CSR. No substantive amendments were approved or waivers were granted to this code of ethics during the period covered by this report.

Item 3. Audit Committee Financial Expert.

The registrant’s Board of Directors/Trustees has determined that Mr. Bruce W. Duncan qualifies as an audit committee financial expert, as defined in Item 3 of Form N-CSR. Mr. Duncan is considered independent for purposes of Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services.

(a) – (d) Aggregate fees billed for the last two fiscal years for professional services rendered to, or on behalf of, the registrant by the registrant’s principal accountant were as follows:

Audit fees include amounts related to the audit of the registrant’s annual financial statements and services normally provided by the accountant in connection with statutory and regulatory filings. Audit-related fees include amounts reasonably related to the performance of the audit of the registrant’s financial statements and specifically include the issuance of a report on internal controls and, if applicable, agreed-upon procedures related to fund acquisitions. Tax fees include amounts related to services for tax compliance, tax planning, and tax advice. The nature of these services specifically includes the review of distribution calculations and the preparation of Federal, state, and excise tax returns. All other fees include the registrant’s pro-rata share of amounts for agreed-upon procedures in conjunction with service contract approvals by the registrant’s Board of Directors/Trustees.

(e)(1) The registrant’s audit committee has adopted a policy whereby audit and non-audit services performed by the registrant’s principal accountant for the registrant, its investment adviser, and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant require pre-approval in advance at regularly scheduled audit committee meetings. If such a service is required between regularly scheduled audit committee meetings, pre-approval may be authorized by one audit committee member with ratification at the next scheduled audit committee meeting. Waiver of pre-approval for audit or non-audit services requiring fees of a de minimis amount is not permitted.

     (2) No services included in (b) – (d) above were approved pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) Less than 50 percent of the hours expended on the principal accountant’s engagement to audit the registrant’s financial statements for the most recent fiscal year were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees.

(g) The aggregate fees billed for the most recent fiscal year and the preceding fiscal year by the registrant’s principal accountant for non-audit services rendered to the registrant, its investment adviser, and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant were $2,677,000 and $1,759,000, respectively.

(h) All non-audit services rendered in (g) above were pre-approved by the registrant’s audit committee. Accordingly, these services were considered by the registrant’s audit committee in maintaining the principal accountant’s independence.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Investments.

(a) Not applicable. The complete schedule of investments is included in Item 1 of this Form N-CSR.

(b) Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

Not applicable.

Item 11. Controls and Procedures.

(a) The registrant’s principal executive officer and principal financial officer have evaluated the registrant’s disclosure controls and procedures within 90 days of this filing and have concluded that the registrant’s disclosure controls and procedures were effective, as of that date, in ensuring that information required to be disclosed by the registrant in this Form N-CSR was recorded, processed, summarized, and reported timely.

(b) The registrant’s principal executive officer and principal financial officer are aware of no change in the registrant’s internal control over financial reporting that occurred during the registrant’s second fiscal quarter covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1) The registrant’s code of ethics pursuant to Item 2 of Form N-CSR is attached.

     (2) Separate certifications by the registrant's principal executive officer and principal financial officer, pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 and required by Rule 30a-2(a) under the Investment Company Act of 1940, are attached.

     (3) Written solicitation to repurchase securities issued by closed-end companies: not applicable.

(b) A certification by the registrant's principal executive officer and principal financial officer, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 and required by Rule 30a-2(b) under the Investment Company Act of 1940, is attached.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

T. Rowe Price Inflation Protected Bond Fund, Inc.

	By	/s/ Edward C. Bernard
Edward C. Bernard
Principal Executive Officer

Date July 16, 2015

     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

	By	/s/ Edward C. Bernard
Edward C. Bernard
Principal Executive Officer

Date July 16, 2015

	By	/s/ Gregory K. Hinkle
Gregory K. Hinkle
Principal Financial Officer

Date July 16, 2015